SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OF 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    June 28, 2002

CENTRAL GARDEN & PET COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-20242 (Commission File Number)	68-0275553 (IRS Employer Identification No.)

3697 Mt. Diablo Boulevard, Lafayette, California (Address of principal executive offices)	94549 (Zip Code)

Registrant’s telephone number, including area code (925) 283-4573

Inapplicable
(Former name or former address if changed since last report)

Exhibit Index located on page 2

Item 5.    Other Events

On June 28, 2002, Central Garden & Pet Company (the “Company”) issued a press release announcing that a summary judgment motion has been granted in its litigation with The Scotts Company.

Item 7.    Financial Statement and Exhibits

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits

Number	Exhibit

99.1	Press Release dated June 28, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL GARDEN & PET COMPANY

By:	/S/ P. GREGORY REAMS
P. Gregory Reams Treasurer

Dated:    June 28, 2002

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